EXHIBIT 10(xxiii)

                                                CONFORMED


                 [Letterhead Of INTERCARGO CORPORATION]
                   140 East American Lane, 20th Floor
                       Schaumburg, Illinois 60173


                                       February 14, 1995

Mr. Alan R. Gruber
Chairman & Chief Executive Officer
Orion Capital Corporation
600 Fifth Avenue
New York, NY 10020-2301

Dear Alan:

          This letter amends the Letter Agreement dated
September 13, 1993 (the "Agreement") between Intercargo
Corporation (the "Company") and Orion Capital Corporation
("Orion") with respect to Orion's ownership of shares of the Company's common stock. For purposes of this amendment, the definitions as set forth in the original Agreement shall have the same meanings in this letter.

          By this letter the Company and Orion agree that the Agreement is amended as follows:

          1.  The "Percentage Limitation" referred to in Clause
(A) of Section 5(a) of the Agreement is increased to "24.9%".

          2. Section 4 is amended by adding the following new sentence as the final sentence:

               "Orion agrees that prior to December 31, 1998, it will not seek, directly or indirectly, to have more than one person designated by it elected to the Board of Directors of the Company, and prior to that date Orion shall be limited to one representative on the Board of Directors."

          3. All other terms and conditions of the Agreement remain unchanged.

Mr. Alan R. Gruber
February 14, 1995
Page 2

          This amendment to the Agreement is conditioned upon Orion and Intercargo receiving all required regulatory approvals from the States of Illinois and California.

                                        Very truly yours,

                                        INTERCARGO CORPORATION

                                        By /s/ James R. Zuhlke
                                           ----------------------
                                               James R. Zuhlke

                                             President and Chief
                                             Executive Officer


Accepted and agreed on the date
written above:

ORION CAPITAL CORPORATION


By: /s/ Alan R. Gruber
   ----------------------------------
     Alan R. Gruber

     Chairman and
     Chief Executive Officer